Note 2 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
EBP 42-1039071 002 [Member]
Notes to Financial Statements
EBP, Summary of Accounting Policy [Text Block]

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Plan year ends on December 31. Significant accounting policies followed by the Plan are presented below.

Basis of presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of estimates in preparing financial statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

Investments

Investments are reported at fair value. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. See Note 5 for discussion of fair value measurements.

Purchases and sales of investment securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Net appreciation in fair value of investments includes realized gains and losses on investments sold as well as unrealized gains and losses on investments held during the year.

Notes receivable from participants

Notes receivable from participants are stated at the amount of unpaid principal balance plus any accrued but unpaid interest. Interest income is recorded on an accrual basis. Payments of notes receivable from participants are applied to the specific accounts comprising the balance. Delinquent and unpaid notes receivable are reclassified as a distribution based upon the terms of the Plan Document.

Payment of benefits

Benefits are recorded when paid.